Debt (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Debt Disclosure [Abstract]
Debt	Debt
Long-term debt consisted of the following:

(In millions)	Effective interest rate as of September 30, 2025	Balance as of September 30, 2025	Balance as of December 31, 2024
3.500% Unsecured Notes due 2026	3.59%	$326	$400
4.750% Unsecured Notes due 2046	5.02%	554	590
4.600% Unsecured Notes due 2027	4.65%	700	—
4.700% Unsecured Notes due 2028	4.76%	700	—
4.950% Unsecured Notes due 2030	5.01%	1,000	—
5.400% Unsecured Notes due 2035	5.47%	1,000	—
7.125% Unsecured Notes due 2036	7.25%	445	—
6.875% Unsecured Notes due 2039	6.99%	191	—
6.500% Unsecured Notes due 2043	6.61%	239	—
4.200% Unsecured Notes due 2033	4.24%	50	—
7.650% Private Placement due 2031	7.80%	50	—
Other		7	8
Total principal		5,262	998
Unamortized discounts, premiums and debt issuance costs		2	(13)
Total long-term debt		5,264	985
Less: current portion of long-term debt		(332)	(5)
Long-term debt		$4,932	$980

Debt is reported on the condensed consolidated balance sheets at par value adjusted for unamortized discount or premium and unamortized issuance costs. The fair value of the Company’s long-term debt as of September 30, 2025 was $5,044 million, which is comprised of the fair value of unsecured notes of $4,987 million and other long-term debt of $57 million. The fair value of the unsecured notes is based on listed market prices and was categorized as Level 1 in the fair value hierarchy. The fair value of the Company’s other long-term debt approximates carrying value. The fair value of the Company’s long-term debt was as follows:

(In millions)	As of September 30, 2025
Carrying amount	$4,932
Fair value	$5,044

The Company recognized interest expense related to third-party debt of $79 million and $11 million for the three months ended September 30, 2025 and 2024, respectively, and $144 million and $32 million for the nine months ended September 30, 2025 and 2024, respectively. Debt issuance costs amortized to Interest expense, net on the unaudited condensed consolidated statements of operations were immaterial for the three and nine months ended September 30, 2025 and 2024. Third-party interest income was $6 million and $2 million for the three months ended September 30, 2025 and 2024, respectively, and $30 million and $12 million for the nine months ended September 30, 2025 and 2024, respectively. Refer to Note 18 (Related party) for interest income on amounts contributed to the cash pooling program prior to the Spin-off.
Bond exchange
On May 19, 2025, Amrize Finance US LLC (“FinanceCo”), a wholly owned subsidiary of the Company, launched debt-for-debt exchange offers pursuant to which it offered to exchange, on a par-for-par basis, (i) 3.500% guaranteed notes due 2026 issued by FinanceCo, with an aggregate outstanding principal amount of $400 million, (ii) 4.750% guaranteed notes due 2046 issued by FinanceCo, with an aggregate outstanding principal amount of $590 million, (iii) 7.125% notes due 2036 issued by a subsidiary of Parent, with an aggregate outstanding principal amount of $483 million, (iv) 4.200% notes due 2033 issued by a subsidiary of Parent, with an aggregate outstanding principal amount of $50 million, (v) 6.875% guaranteed notes due 2039 issued by a subsidiary of Parent, with an aggregate outstanding principal amount of $250 million and (vi) 6.500% notes due 2043 issued by a subsidiary of Parent, with an aggregate outstanding principal amount of $250 million (collectively, the “Original Exchange Notes”) for new senior debt securities (the “New Exchange Notes”) of a corresponding series with the same interest rate, interest payment dates, maturity date and optional redemption features. The New Exchange Notes are guaranteed by the Company. The debt-for-debt exchange offers were completed on June 18, 2025 with holders of the subject debt securities tendering $880 million of Original Exchange Notes issued by FinanceCo and $925 million of Original Exchange Notes issued by a subsidiary of Parent, resulting in the issuance of $1,805 million of New Exchange Notes. For accounting purposes, the debt-for-debt exchange offers were treated as debt modifications resulting in a portion of the unamortized debt discount and premiums of the Original Exchange Notes being attributed to the New Exchange Notes at Parent’s carryover basis on the settlement date of the exchange offers.
FinanceCo and the Company also assumed the rights and obligations (as the new issuer and guarantor, respectively) of $50 million of bonds due in 2031, originally issued by a subsidiary of Parent in a private placement transaction.
Senior unsecured notes
On April 7, 2025, FinanceCo completed a $3.4 billion bond offering pursuant to an indenture agreement in four tranches consisting of the following: $700 million 2-year senior notes priced at a fixed coupon of 4.600% maturing in 2027, $700 million 3-year senior notes priced at a fixed coupon of 4.700% maturing in 2028, $1.0 billion 5-year senior notes priced at a fixed coupon of 4.950% maturing in 2030 and $1.0 billion 10-year senior notes priced at a fixed coupon of 5.400% maturing in 2035 (collectively, the “Notes”). The net proceeds to the Company from the Notes offering was $3,381 million after deductions for fees of $6 million and discounts and related debt issuance costs of $13 million. The Notes were initially fully and unconditionally guaranteed on a senior unsecured basis by Parent until completion of the Spin-off. Following the completion of the transfer of shares of Amrize North America Inc. (including all the shares of its direct and indirect subsidiaries and, thereby, the shares of FinanceCo) by Parent to the Company on May 15, 2025, the Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company. Therefore, for a limited period, both the Company and Parent guaranteed the Notes before Parent’s guarantee was automatically terminated and released upon the completion of the Spin-off. The Company used the proceeds from the offering of the Notes to repay certain related-party notes with Parent.
Unsecured notes
On September 22, 2016, FinanceCo issued unsecured notes in two series, each of which was guaranteed by Parent prior to the Spin-off. The first series has a principal amount of $400 million with interest of 3.500% and a maturity date of September 22, 2026. The second series has a remaining principal amount of $590 million with interest of 4.750% and a maturity date of September 22, 2046. As described above, on June 18, 2025 holders of the notes subject to the debt-for-debt exchange tendered $880 million of unsecured notes.
Bank credit
On May 15, 2025, the Company established a commercial paper program for the issuance of short-term promissory notes with a maximum aggregate principal amount of $2.0 billion outstanding at any time (“Commercial Paper Program”). The Commercial Paper Program provides for private placements in the United States under Section 4(a)(2) of the Securities Act. The short-term promissory notes issued under the Commercial Paper Program will be unsecured notes ranking at least pari passu with all of our other senior unsecured indebtedness. These short-term promissory notes are anticipated to be offered at par less a discount representing an interest factor or, if interest bearing, at par. The Commercial Paper Program contains representations and warranties, covenants and events of default that are customary for this type of financing. On June 10, 2025, the Company began issuing short-term promissory notes under the Commercial Paper Program. As of September 30, 2025, the Company has $547 million notes outstanding, with a weighted average interest rate of 4.449%, included within Short-term borrowings on the condensed consolidated balance sheets.
On March 24, 2025, the Company entered into a 5-year committed, senior unsecured revolving credit facility that may be used for general corporate purposes (the “Revolving Credit Facility”) with commitments of $2 billion. Interest is payable on the loans under the Revolving Credit Facility at a rate per annum equal to: (i) for revolving loans in U.S. dollars, either (A) a base rate defined as a rate per annum equal to the greatest of (x) the prime rate then in effect, (y) the greater of the federal funds rate and the overnight bank funding rate then in effect, in each case, as determined by the Federal Reserve Bank, plus 0.500% per annum, and (z) term SOFR rate determined on the basis of a one-month interest period, plus 1.000% (the greatest of (x), (y) and (z), the “Base Rate”) or (B) the forward-looking SOFR term rate published by CME Group Benchmark Administration Limited subject to a floor of zero (“Term SOFR”) and (ii) for revolving loans in Canadian dollars, the forward-looking CORRA term rate published by Candeal Benchmark Administration Services Inc., TSX Inc. or a successor administrator, subject to a floor of zero, plus, in each case (i) or (ii), an applicable margin based on the Company’s credit rating. There were no outstanding balances as of September 30, 2025.
On March 24, 2025, the Company entered into a bridge credit agreement providing for a 364-day committed, senior unsecured bridge loan (the “Bridge Loan”) with commitments of $5.1 billion. On April 8, 2025, the Company provided notice of the Notes offering to the administrative agent of the Bridge Loan, thereby reducing commitments available under the Bridge Loan to $1.7 billion due to the fact that the Company received net cash proceeds of $3.4 billion from the Notes offering. The Bridge Loan commitments were terminated upon completion of the Spin-off as the Spin-off was consummated without a borrowing under the Bridge Loan facility.
The Company has $60 million available in short-term lines of credit expiring December 31, 2025, payable on demand. During the nine months ended September 30, 2025 and the year ended December 31, 2024, the Company drew down from these credit lines, all of which were repaid within two business days. There were no outstanding balances as of September 30, 2025 and December 31, 2024.
The Company has 40 million Canadian dollars available in short-term lines of credit, payable on demand. There were no outstanding balances against these lines of credit as of September 30, 2025 and December 31, 2024.
As of September 30, 2025 and December 31, 2024, the Company had unutilized non-trade standby letters of credit of $134 million and $213 million, respectively.
The Company also had intercompany debt arrangements with Parent prior to the Spin-off. See Note 18 (Related party) for additional detail.
Covenants
Certain debt instruments contain restrictive covenants, including a financial covenant that requires the Company to maintain a net leverage ratio of no more than 3.75 to 1, tested at the end of each fiscal quarter. As of September 30, 2025, the Company was in compliance with the financial covenants of its debt agreements.

Note 10. Debt
Third-party debt consisted of the following:

	Effective interest rate as of December 31,	Balance as of December 31,
(In millions, except for percentage data)	2024	2024	2023
3.50% Unsecured Notes due 2016–2026	3.59%	$400	$400
4.75% Unsecured Notes due 2016–2046	5.02%	590	590
Other		8	6
Total principal		998	996
Unamortized discounts and debt issuance costs		(13)	(14)
Total long-term debt		985	982
Less: current portion of long-term debt		(5)	(6)
Long-term debt		$980	$976

The Company’s long-term debt is not measured at fair value on the combined balance sheets and the fair value is being provided for disclosure purposes only. The fair value of the Company’s long-term debt as of December 31, 2024 was $894 million, which is comprised of the fair value of unsecured notes of $891 million and other long-term and short-term debt of $3 million. The fair value of the unsecured notes is based on listed market prices and was categorized as Level 1 in the fair value hierarchy. The fair value of the Company’s other long-term debt approximates carrying value. The fair value of the Company’s long-term debt was as follows:

(In millions)	As of December 31, 2024
Carrying amount	$980
Fair value	$894

The Company recognized interest expense related to third-party debt of $43 million, $49 million and $63 million for the years ended December 31, 2024, 2023 and 2022, respectively. Debt issuance costs amortized to Interest expense, net on the combined statements of operations were $1 million for each of the years ended December 31, 2024, 2023 and 2022, respectively.
Unsecured notes
On September 22, 2016, Holcim Finance US LLC, a subsidiary of the Company, issued unsecured notes in two series, each of which is guaranteed by Parent. The first series had a principal amount of $400 million with interest of 3.50% and a maturity date of September 22, 2026. The second series had a principal amount of $600 million with interest of 4.75% and a maturity date of September 22, 2046. $10 million of the second series was repaid in 2020, leaving a remaining principal amount of $590 million.
On November 15, 2018, Holcim Finance US LLC issued senior notes in three series, each of which was guaranteed by Parent. The first series had a principal amount of $52 million with interest of 4.92% and a maturity date of November 15, 2027. The second series had a principal amount of $106 million with interest of 5.03% and a maturity date of November 15, 2030. The third series had a principal amount of $180 million with interest of 4.79% and a maturity date of November 15, 2025. All three series of senior notes were fully repaid on October 28, 2022.
Industrial revenue bonds
Holcim (US) Inc., a subsidiary of the Company, previously issued three series of industrial revenue bonds with an aggregate principal amount of $85 million and maturity dates ranging from 2032 to 2034. The rates for the bonds are determined on a weekly basis by a remarketing agent as the minimum rate required for the bonds to be priced at par. The weekly rates were closely correlated with the Securities Industry and Financial Markets Association index (benchmark rate for short-term tax-exempt securities). All three series of industrial revenue bonds were fully repaid in the year ended December 31, 2023.
Bank credit
On July 16, 2019, the Company entered into an agreement for a $250 million term loan bearing interest based upon the Secured Overnight Financing Rate plus an applicable margin and maturing on December 17, 2022. This agreement was guaranteed by Parent. In 2020, the maturity date of the term loan was amended from 2022 to 2024. The term loan was fully repaid in 2023.
In October 2018, the Company entered into commercial paper agreements with various banks. There were no outstanding balances as of December 31, 2024 and 2023.
The Company has $60 million available in short-term lines of credit expiring December 31, 2025, payable on demand. During 2024, 2023 and 2022, the Company drew down from these credit lines, all of which were repaid within one business day. There were no outstanding balances as of December 31, 2024 and 2023.
The Company has 40 million Canadian dollars available in short-term lines of credit, payable on demand. There were no outstanding balances against these lines of credit as of December 31, 2024 and 2023.
The total principal payments for third-party debt, including current maturities for the five years subsequent to December 31, 2024, and thereafter, are as follows:

(In millions)
2025	$5
2026	403
2027	—
2028	—
2029	—
Thereafter	590
Total	$998

As of December 31, 2024 and 2023, the Company had unutilized non-trade standby letters of credit of $213 million and $194 million, respectively.
The Company also has intercompany debt arrangements with Parent. See Note 18 (Related party) for additional detail.